UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Heritage Financial Group

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April 14, 2006
Dear Fellow Shareholder:
     On behalf of the Board of Directors and management of Heritage Financial Group, we cordially invite you to attend the 2006 Annual Meeting of Shareholders. The meeting will be held at 10:00 a.m. local time, on May 17, 2006, at the Hilton Garden Inn, 101 S. Front Street, Albany, Georgia 31701.
     The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year and entertain your questions and comments.
     We encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage paid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.
     Your Board of Directors and management are committed to the continued success of Heritage Financial Group and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely,

O. Leonard Dorminey
President and Chief Executive Officer

HERITAGE FINANCIAL GROUP
310 W. Oglethorpe Boulevard
Albany, Georgia 31701
(229) 878-3325
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2006
     Notice is hereby given that the annual meeting of shareholders of Heritage Financial Group will be held at the Hilton Garden Inn, 101 S. Front Street, Albany, Georgia 31701, on Wednesday, May 17, 2006, at 10:00 a.m. local time.
     A proxy card and a proxy statement for the annual meeting are enclosed.
     The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of Heritage Financial Group for three-year terms;

Proposal 2.	Approval of the Heritage Financial Group 2006 Equity Incentive Plan; and

Proposal 3.	Ratification of the appointment of Mauldin & Jenkins, LLC, as Heritage Financial Group’s independent auditors for the fiscal year ending December 31, 2006.
Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.
     The Board of Directors has fixed the close of business on March 31, 2006, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors. That proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

O. Leonard Dorminey
President and Chief Executive Officer
Albany, Georgia
April 14, 2006
Important: The prompt return of proxies saves us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

ANNUAL MEETING OF SHAREHOLDERS
STOCK OWNERSHIP OF HERITAGE FINANCIAL GROUP COMMON STOCK
PROPOSAL 1
BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES AND CORPORATE GOVERNANCE MATTERS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
RELATIONSHIP WITH INDEPENDENT AUDITORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
PROPOSAL 2
PROPOSAL 3
CERTAIN TRANSACTIONS
FINANCIAL STATEMENTS AND ANNUAL REPORT
SHAREHOLDER PROPOSALS
OTHER MATTERS
Charter of the Nominating Committee of the Board of Directors of Heritage Financial Group
Heritage Financial Group 2006 Equity Incentive Plan

HERITAGE FINANCIAL GROUP
310 W. Oglethorpe Boulevard
Albany, Georgia 31701
(229) 878-3325

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2006

     Heritage Financial Group’s Board of Directors is using this proxy statement to solicit proxies from the holders of Heritage Financial Group common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about April 14, 2006. Certain of the information provided herein relates to HeritageBank of the South, a wholly owned subsidiary of Heritage Financial Group. HeritageBank of the South also may be referred to from time to time as the “Bank.” References to “Heritage Financial Group,” “Company,” “we,” “us” and “our” refer to Heritage Financial Group and, as the context requires, HeritageBank of the South.
INFORMATION ABOUT THE ANNUAL MEETING
Time and Place of the Annual Meeting.
 Our annual meeting will be held as follows:

Date:	Wednesday, May 17, 2006
Time:	10:00 a.m., local time
Place:	Hilton Garden Inn
101 S. Front Street
Albany, Georgia 31701
Matters to be Considered at the Annual Meeting.
     At the meeting, shareholders of Heritage Financial Group are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of Heritage Financial Group for three-year terms;

Proposal 2.	Approval of the Heritage Financial Group 2006 Equity Incentive Plan; and

Proposal 3	Ratification of the appointment of Mauldin & Jenkins, LLC, as Heritage Financial Group’s independent auditors for the fiscal year ending December 31, 2006.
The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?
     We have fixed the close of business on March 31, 2006, as the record date for shareholders entitled to notice of and to vote at the Heritage Financial Group annual meeting. Only holders of record of Heritage Financial Group common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Heritage Financial Group common stock you own. On March 31, 2006, 11,241,250 shares of Heritage Financial Group common stock were outstanding and entitled to vote at the annual meeting.
What if My Shares are Held in “Street Name” by a Broker?
     If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker nevertheless may vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” The proposals to elect directors and ratify auditors described in this proxy statement are considered “discretionary” items under the Nasdaq Stock Market rules. The proposal to approve the Heritage Financial Group 2006 Equity Incentive Plan is a “non-discretionary” item.
How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?
     We maintain an employee stock ownership plan (“ESOP”) that owns 3.92% of Heritage Financial Group common stock. Employees of Heritage Financial Group and HeritageBank of the South participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Heritage Financial Group common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions. Shares of Heritage Financial Group common stock held in the ESOP, but not allocated to any participant’s account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.
How Many Shares Must Be Present to Hold the Meeting?
     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Heritage Financial Group common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What If a Quorum Is Not Present at the Meeting?
     If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice of the adjourned meeting will be given, unless the adjourned meeting is set to be held after June 17, 2006. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors.
     Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Heritage Financial Group common stock. Pursuant to our Charter, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the election of directors. Our Board of Directors unanimously recommends that you vote “FOR” the election of each of management’s director nominees.
Vote Required to Approve Proposal 2: Approval of the Heritage Financial Group 2006 Equity Incentive Plan.
     Approval of the Heritage Financial Group 2006 Equity Incentive Plan requires the affirmative vote of a majority of the shares cast, in person or by proxy, on the matter at the annual meeting of shareholders, and a majority of the shares cast, in person or by proxy, on the matter, excluding votes cast by Heritage, MHC, which owns 7,868,375 or 70% of the outstanding shares of Heritage Financial Group. In determining the percentage of shares that have been affirmatively voted on the proposal to approve the Heritage Financial Group 2006 Equity Incentive Plan, the affirmative votes will be measured against the aggregate votes for and against the proposal, plus the abstentions from voting on the proposal. Thus abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on this proposal. Our Board of Directors unanimously recommends that you vote “FOR” the approval of the Heritage Financial Group 2006 Equity Incentive Plan.
Vote Required to Approve Proposal 3: Ratification of the Appointment of Our Independent Auditors.
     Ratification of the appointment of Mauldin & Jenkins, LLC, as our independent auditors for the fiscal year ending December 31, 2006, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Heritage Financial Group common stock. In determining the percentage of shares that have been affirmatively voted on the proposal to ratify the appointment of Mauldin & Jenkins, LLC as our independent auditors, the affirmative votes will be measured against the aggregate votes for and against the proposal, plus the abstentions from voting on the proposal. Thus abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on this proposal. Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify Mauldin & Jenkins, LLC as our independent auditors for the fiscal year ending December 31, 2006.
How Do I Vote at the Annual Meeting?
     Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Heritage Financial Group common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.
     Voting instructions are included on your proxy card. Shares of Heritage Financial Group common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to Heritage Financial Group with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of management’s director nominees, “FOR” the approval of the Heritage Financial Group 2006 Equity Incentive Plan and “FOR” ratification of the appointment of Mauldin & Jenkins, LLC, as our independent auditors for the fiscal year ending December 31, 2006. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters currently are expected by the Board of Directors to be properly presented at the Annual Meeting.
     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children — in which case you will receive three separate proxy cards to vote.
May I Revoke My Proxy?
     You may revoke your proxy before it is voted by:
•	submitting a new proxy with a later date;

•	notifying the Secretary of Heritage Financial Group in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.
     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.
Proxy Solicitation Costs.
     We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may solicit proxies personally, electronically or by telephone. We will reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.
     Heritage Financial Group has retained Corporate Communications, Inc., to serve as its investor relations firm and pays a monthly retainer for that service. Heritage Financial Group has asked Corporate Communications, Inc., to assist it in soliciting proxies from record and beneficial owners of Heritage Financial Group’s common stock. Corporate Communications, Inc., will not receive any additional compensation for this solicitation service.

STOCK OWNERSHIP OF HERITAGE FINANCIAL GROUP COMMON STOCK
     Stock Ownership of Directors and Executive Officers and 5% Owners.
     The following table sets forth, as of the March 31, 2006 voting record date, information regarding share ownership of:
•	those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Heritage Financial Group common stock other than directors and executive officers;

•	each director and director nominee of Heritage Financial Group and each director of our subsidiary, HeritageBank of the South;

•	each executive officer of Heritage Financial Group named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all current directors and executive officers of Heritage Financial Group and HeritageBank of the South as a group.
     Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to outstanding options that are currently exercisable or exercisable within 60 days after March 31, 2006, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Heritage Financial Group.

			Percent of
	Number of Shares		Common
Beneficial Owners	Beneficially Owned(1)		Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Heritage, MHC(2)	7,868,875		70.00%
310 W. Oglethorpe Boulevard
Albany, Georgia 31701
Directors and Named Executive Officers
Antone D. Lehr	20,000	(3)	0.19%
Joseph C. Burger, Jr.	20,000	(4)	0.18%
O. Leonard Dorminey	31,376	(5)	0.28%
Carol W. Slappey	17,026	(6)	0.15%
Douglas J. McGinley	10,000		0.09%
James K. Land (Director of Bank only)	10,000		0.09%
James L. Stanley (Director of Bank only)	7,500		0.07%
Charles O. Williams (Director of Bank only)(8)	2,000		0.02%
Tammy W. Burdette	12,796	(7)	0.11%
O. Mitchell Smith	10,000		0.09%
Directors and executive officers of Heritage Financial Group and HeritageBank of the South as a group (10 persons)	141,598	(9)	1.26%

Footnotes on next page.

1	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

2	Heritage, MHC is a federally chartered mutual holding company, the principal business of which is to hold at least a majority of the outstanding shares of Heritage Financial Group. It filed a Schedule 13D beneficial ownership report with the SEC. The executives officers and directors of Heritage, MHC also are shareholders and executive officers and/or directors of Heritage Financial Group.

3	Includes 10,900 shares held by Mr. Lehr’s spouse.

4	Includes 10,000 shares held by Mr. Burger’s spouse.

5	Includes 8,360 shares held in an IRA account at the Bank, 6,962 shares held in a 401(k) plan at the Bank, 1,054 shares allocated with the ESOP and 10,000 shares held by his spouse and 2,500 shares each held by his son and daughter.

6	Includes 2,755 shares held in an IRA account at the Bank, 1,026 shares allocated with the ESOP and 3,500 shares held by her spouse.

7	Includes 5,988 shares held in a 401(k) plan at the Bank, 1,798 shares allocated with the ESOP and 1,000 shares each held by her two sons.

8	Mr. Williams retired as a director of the Bank effective after March 31, 2006.

9	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.
Section 16(a) Beneficial Ownership Reporting Compliance.
     Section 16(a) of the Securities Exchange Act of 1934 requires Heritage Financial Group’s directors and executive officers, and persons who own more than 10% of Heritage Financial Group’s common stock to report their initial ownership of Heritage Financial Group’s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC, and Heritage Financial Group is required to disclose in this proxy statement any late filings or failures to file.
     Heritage, MHC did not file on a timely basis its initial Form 3 ownership report as of the start of our public offering and its Form 4 report on additional shares issued at the closing of our public offering. It filed these late reports on September 22, 2005. O. Leonard Dorminey did not timely file a Form 4 reporting the end of a business partnership in August 2005, which reduced his beneficial ownership by 526 shares. He filed that late report on March 30, 2006. Except for these three late reports, Heritage Financial Group believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended December 31, 2005, except for ownership reports of Heritage, MHC. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except for those late filings by Heritage, MHC and Mr. Dorminey.

PROPOSAL 1
ELECTION OF DIRECTORS
     Our Board of Directors consists of five members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.
     The table below sets forth information regarding each director of Heritage Financial Group and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors based on the recommendations of its Nominating Committee. All of our nominees currently serve as Heritage Financial Group directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote “FOR” each of the director nominees.

		Position(s) Held with	Director	Term to
Name	Age(1)	Heritage Financial Group	Since	Expire
		Director Nominees
O. Leonard Dorminey	53	President and Chief Executive Officer	2002	2009
Antone D. Lehr	65	Chairman	2002	2009
		Directors Continuing in Office
Douglas J. McGinley	57	Director	2004	2007
Joseph C. Burger, Jr.	69	Vice-Chairman and Secretary	2002	2008
Carol W. Slappey	50	Director	2002	2008

1	At December 31, 2005.
     Set forth below is the principal occupation of each director of Heritage Financial Group and of each of the nominees for director. All directors and nominees have held their present positions for at least five years, unless otherwise indicated.
     O. Leonard Dorminey. Mr. Dorminey has served as Chief Executive Officer of HeritageBank of the South since 2003. From 2001 to 2003, he served as Executive Vice President of HeritageBank of the South, responsible for the Commercial Lending Division. He has served as a director of the Bank since 2001. From 1999 to 2001, Mr. Dorminey was President and Chief Executive Officer of First National Bank of South Georgia. Prior to that, he was employed for nine years by Suntrust Bank of South Georgia as the Albany Division Manager responsible for retail, commercial and private banking functions in the Albany market.
     Antone D. Lehr. Mr. Lehr is currently retired. He has served as a director of the Bank since 1980. From 1988 to 2000, he was the owner of Computer Showcase, a retail computer sales and repair company. From 1985 to 1988, Mr. Lehr was an owner of a computer consulting training company. From 1982 to 1985, he was an Assistant Professor at Albany State University, teaching courses in computer science. Prior to that he served in the United States Marine Corps for 20 years and retired from active service as a Major.
     Douglas J. McGinley. Since 1996, Mr. McGinley has served as the Director of the Dougherty County Jail Facility, a 1230-bed facility employing over 200 officers. He has served as a director of the Bank since 1991. He retired from the United States Marine Corps in 1994 as a Lieutenant Colonel after 27 years of active duty.

     Joseph C. Burger, Jr. Mr. Burger currently is retired. He has served as a director of the Bank since 1987. From 1978 to 2002, Mr. Burger was an Associate Professor in the University System of Georgia and taught courses in accounting and finance.
     Carol W. Slappey. Ms. Slappey has served as President of the HeritageBank of the South since 2003. She has served as a director of the Bank since 2001. From 1993 to 2003, she served as Executive Vice President and Chief Operating Officer responsible for retail operations.
     The Company has two executive officers who are not directors. Tammy W. Burdette is Executive Vice President and Chief Financial Officer of Heritage Financial Group. Ms. Burdette is on the Board of Directors of HeritageBank of the South and has served as the Chief Financial Officer of HeritageBank of the South since 1996. She was appointed Executive Vice President in 2003. Prior to joining HeritageBank of the South, Ms. Burdette was Vice President of Bank of America responsible for human resources matters. O. Mitchell Smith joined the Company in February 2005 as Executive Vice President and Senior Credit Officer. Mr. Smith was Senior Credit Officer and Director of Credit Administration, responsible for loan policy at ABC Bancorp from July 2003 to February 2005. From 2001 to July 2003, he served at ABC Bancorp as a Loan Review Manger, responsible for loan quality and Chief Credit Officer responsible for credit administration.
BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS
Meetings
     The Board of Directors of Heritage Financial Group generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2005, the Board of Directors of Heritage Financial Group held 12 regular meetings. Meetings of the Board of Directors of HeritageBank of the South are generally held on a monthly basis. The Board of Directors of HeritageBank of the South held 12 regular meetings and one special meeting during fiscal 2005. No director of Heritage Financial Group or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.
Director Independence
     Directors Lehr, Burger and McGinley qualify as “independent” in accordance with the published listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management.
Committees and Charters
     The Board of Directors of Heritage Financial Group has standing Audit, Compensation and Nominating Committees.

     The Board of Directors adopted written charters for its Audit Committee and for its Nominating Committee in March 2005. The Board of Directors also adopted a Code of Business Conduct and Ethics in March 2005, which applies to all our directors, officers, and employees.
     You may obtain a copy of these documents free of charge by writing to: Secretary, Heritage Financial Group, 310 W. Oglethorpe Boulevard, Albany, Georgia 31701, or by calling (229) 878-3325. Our Audit Committee, and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively, copies of which are appended to this proxy statement.
     The Audit Committee is comprised of Directors Burger, Lehr and McGinley, each of whom is “independent” as that term is defined for audit committee members in the NASD Marketplace Rules. The board of directors has determined that Mr. Burger is an “audit committee financial expert” as defined in the rules of the SEC. This Audit Committee of the board of directors of Heritage Financial Group was created in March 2005 and operates under a charter adopted by our board. It also serves as the audit committee of HeritageBank of the South. Prior to March 2005, the board of HeritageBank of the South had a standing audit committee consisting of Messrs. Burger, Land and Stanley, which previously conducted the oversight and activities now conducted by our new Audit Committee. The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis. The Audit Committee hires an independent auditor and reviews the audit report prepared by the independent auditors. In addition, the functions of the Audit Committee include:
•	reviewing significant financial information, including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	ascertaining the existence of effective accounting and internal control systems;

•	reviewing the results of our internal compliance evaluations of Heritage Financial Group and the Bank; and

•	overseeing the entire audit function, both internal and independent, including reviewing all reports received from the independent auditor.
In fiscal 2005, the Audit Committee met four times.
     The Nominating Committee is comprised of Directors Burger, Lehr and McGinley. It was created and operates under a charter adopted by our board in March 2005, and is responsible for the annual selection of management’s nominees for election of directors and officers. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the Nominating Committee. The functions of the Nominating Committee under its charter include the following responsibilities:
•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;
•	review nominations submitted by shareholders, which have been addressed to the Company’s Secretary, and which comply with the requirements of the Company’s charter and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.
     Pursuant to the Company’s Bylaws, nominations for directors by shareholders must be made in writing and delivered to the Secretary of the Company no later than five days prior to the meeting date.
     The Compensation Committee is comprised of Directors Burger, Lehr and McGinley. The Compensation Committee discharges the Board of Directors’ responsibilities relating to the compensation of the Company’s executive officers and other key management personnel, and makes recommendations to the Board regarding director compensation. The Compensation Committee administers a non-qualified retirement plan and will administer the equity incentive plan being presented for shareholder approval in Proposal 2, if it is approved. The Compensation Committee reviews all compensation policies and issues and determines the compensation and benefit levels for all officers and employees, based on recommendations by Mr. Dorminey for all persons excluding himself. This Committee also acts as the compensation committee for the Bank. This Committee met four times during the fiscal year ended December 31, 2005.
Shareholder Communications with Directors
     Shareholders may communicate directly with the Board of Directors by writing to: Joseph C. Burger, Jr., Independent Director, 310 W. Oglethorpe Boulevard, Albany, Georgia 31701.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
     The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Heritage Financial Group specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.
     The Audit Committee of Heritage Financial Group operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Heritage Financial Group’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Heritage Financial Group’s independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Heritage Financial Group’s internal controls and the overall quality of Heritage Financial Group’s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors. Those fees are described under the caption “Relationship with Independent Auditors” below.
     Heritage Financial Group’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2005 audited financial statements;

•	The Audit Committee has discussed with the Company’s independent auditors (Mauldin & Jenkins, LLC) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the SEC;

•	The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors’ independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

•	Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.
Joseph C. Burger, Jr.
Antone D. Lehr
Douglas J. McGinley

RELATIONSHIP WITH INDEPENDENT AUDITORS
Audit Fees to Current Auditors
     During the fiscal years ended December 31, 2005 and 2004, Mauldin & Jenkins, LLC (“Mauldin”) provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services by Mauldin:
(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings with the SEC: $95,000 — 2005; $141,200 — 2004.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to consultation on accounting matters: $8,975 — 2005; $1,200 — 2004.

(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: $17,500 — 2005; $4,400 — 2004.

(d)	All other fees: Aggregate fees billed for all other professional services: none.
     The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. All of the services provided by Mauldin after the date of the Company’s registration with the SEC at the time of the stock offering in 2005 were approved by the Audit Committee. Services provided prior to the date of that registration did not require pre-approval.
Change in Auditors and Fees to Prior Auditors
     During 2004, Heritage Financial Group decided to change accounting firms to reduce costs and to use a firm located closer to the Company’s main office. The Company did not retain Crowe, Chizek and Company, LLC (“Crowe”) to conduct its audit for the 2004 fiscal year and dismissed the firm on May 11, 2004. On or about that date, it retained Mauldin to conduct the 2004 fiscal year audit. Crowe did provide services to the Company in connection with its stock offering with respect to the audit for the 2003 fiscal year. During the fiscal years ended December 31, 2005 and 2004, Crowe billed aggregate fees for services to the Company as follows:
(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings with the SEC: $46,325 — 2005; $33,300 — 2004.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to consultation on accounting matters: none — 2005; $2,500 — 2004.

(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: none — 2005; $30,925 — 2004.

(d)	All other fees: Aggregate fees billed for all other professional services: none.
     The report of Crowe on the financial statements of Heritage Financial Group for 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and has not been modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was made by the audit committee of HeritageBank of the South and the board of directors of the Heritage Financial Group. There were no disagreements with Crowe during fiscal year 2003 or 2002 or in fiscal year 2004 through May 11, 2004 on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter in connection with its report. Mauldin was not consulted prior to being retained for advice regarding matters on which Crowe had provided advice to Heritage Financial Group.
     The Company provided Crowe with a copy of the foregoing disclosures, and a letter from Crowe confirming its agreement with these disclosures was filed as an exhibit to the Company’s pre-effective amendment to its Registration Statement on Form SB-2, filed with the SEC on May 12, 2005.
DIRECTOR COMPENSATION
Fees
     Directors of the Company (excluding those who also are executive officers and receive no compensation as directors) receive compensation for their service on the Board of Directors and Board Committees of the Company and the Bank. Directors Lehr and Burger, as Chairman and Vice Chairman of the Company and the Bank, received $57,000 for the year ended December 31, 2005, for service on the Boards of Directors and on all Board committees on which they serve. Director McGinley, as Director of the Company and the Bank received $1,000 a month for Board service, $500 for every Board meeting attended and $300 for every Board committee meeting attended. Beginning in 2006, Director McGinley will receive $27,000 for service on the Boards of Directors of the Company and the Bank and on all Board committees on which he serves. All other directors of the Bank (excluding those who also are executive officers and receive no compensation as directors) received $1,000 a month for Board service, $500 for every Board of directors meeting attended and $300 for every Board committee meeting attended.
Directors’ Retirement Agreements
     We maintain a Director’s Retirement Plan, which is an unfunded, non-qualified retirement plan for directors and advisory directors, if any, of Heritage Financial Group and HeritageBank of the South who are not also officers or employees of either entity. This retirement plan is administered by the Compensation Committee of the Board of Directors of Heritage Financial Group, which selects participants in the plan. Directors are credited with every month of service since August 1, 2001, plus up to 120 months of service prior to that date. The benefits under the plan are monthly payments for the lessor of 180 months or actual months of service under the plan, in an amount set forth in the participant’s plan agreement. All of the non-employee directors of Heritage Financial Group and HeritageBank of the South are participants in the plan. Directors Burger and Lehr have monthly benefits of $2,000 per month, and the remaining non-officer directors have monthly benefits of $1,000 per month. Unless a vesting schedule is included in a participant’s plan agreement, each participating director is fully vested in the benefits under the plan upon executing the plan agreement. The benefits under the plan are unfunded and unsecured and are merely promised by Heritage Financial Group and HeritageBank of the South. We are under no obligation to fund the plan in advance; however, if we chose to do so, such funded amounts would be automatically expensed at the time of funding. We accrue for the new liability based on a present valuation calculation. Benefits are expensed on a straight line basis over the remaining months until eligible retirement.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth a summary of certain information concerning the compensation paid by HeritageBank of the South, including amounts deferred to future periods by the officers, for services rendered in all capacities during the year ended December 31, 2005, to the President and Chief Executive Officer of Heritage Financial Group and the three other most highly compensated executive officers of Heritage Financial Group and HeritageBank of the South whose salary and bonus during the fiscal year ended December 31, 2005, exceeded $100,000.
     The named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their respective annual salary and bonus and, therefore, have been omitted as permitted by the rules of the SEC.

						Long Term
		Annual Compensation (1)				Compensation Awards
					Other	Restricted
					Annual	Stock		All Other
	Fiscal				Compensation	Award	Options	Compen-
Name and Principal Position	Year	Salary	Bonus		($)	($)(3)	(#)(3)	sation (4)
O. Leonard Dorminey	2005	$253,780	$63,500		—	—	—	$28,027	(5)
Chief Executive Officer and President	2004	244,005	53,681		—	—	—	27,735
of Heritage Financial Group and	2003	244,005	36,600		—	—	—	18077
Chief Executive Officer of Heritage Bank of the South

Carol W. Slappey	2005	$156,021	$39,000		—	—	—	$24,104	(6)
President of HeritageBank of the South	2004	150,010	33,000		—	—	—	18,546
	2003	150,010	22,500		—	—	—	9,336

Tammy W. Burdette	2005	$121,784	$30,500		—	—	—	$16,694	(7)
Executive Vice President and Chief	2004	117,083	25,758		—	—	—	13,711
Financial Officer of Heritage	2003	95,000	14,300		—	—	—	5,913
Financial Group and HeritageBank of the South

O. Mitchell Smith	2005	$120,016	$31,800	(2)	—	—	—	$1,536	(8)
Executive Vice President and Senior	2004	—	—		—	—	—	—
Credit Officer of Heritage Financial	2003	—	—		—	—	—	—
Group and HeritageBank of the South

(1)	All compensation and benefits are paid by the Bank.

(2)	The bonus paid to Mr. Smith in 2005 includes a $15,000 signing bonus.

(3)	We currently do not have any stock option or restricted stock plans; however, such plans are being presented for shareholder approval at this meeting in Proposal 2.

(4)	This amount represents payments for business development, payments of accrued vacation and a matching contribution of up to 8% of salary and bonus in the aggregate on behalf of the named executive officers in our 401(k) and deferred compensation plans.

(5)	This amount represents a $3,900 business development payment, a payment of $4,700 in accrued vacation, a matching contribution of $4,200 in our 401(k) plan and a matching contribution of $15,227 in our deferred compensation plan.

(6)	This amount represents a $3,900 business development payment, a payment of $6,751 in accrued vacation, a matching contribution of $4,092 in our 401(k) plan and a matching contribution of $9,361 in our deferred compensation plan.

(7)	This amount represents a payment of $6,206 in accrued vacation, a matching contribution of $3,181 in our 401(k) plan and a matching contribution of $7,307 in our deferred compensation plan.

(8)	This amount represents a matching contribution of $1,536 in our 401(k) plan.

Benefits
     General. Heritage Financial Group currently provides health and welfare benefits to employees, including hospitalization, comprehensive medical insurance and dental, life, short term and long-term disability insurance, subject to certain deductibles and copayments by employees. Heritage Financial Group also provides certain retirements benefits. See Notes 6 and 7 of the Notes to Consolidated Financial Statements.
     Deferred Compensation and Excess/Matching Contribution Plan. We also maintain an executive deferral and excess/matching program for the benefit of certain senior executives that have been designated to participate in the program. The program allows an additional opportunity for key executives to defer a portion of their income into a non-qualified deferral program to supplement their retirement earnings. In addition, we pay a matching 8% of income for each participant (less any match under the 401(k) plan) and an amount equal to amounts we were unable to pay under tax-qualified plans for any participant because of limits imposed by federal tax law. Mr. Dorminey, Ms. Slappey and Ms. Burdette had $19,296, $20,459, and $9,543, respectively, in income deferred pursuant to this program during 2005. In addition, during 2005, we made matching contributions under this plan of $15,227, $9,361, and $7,307, respectively, on behalf of Mr. Dorminey, Ms. Slappey and Ms. Burdette. Mr. Smith had no income deferred or matching contributions in 2005.
     Supplemental Executive Retirement Plans. On April 1, 2002, we adopted a Supplemental Executive Retirement Plan, which is an unfunded, non-contributory defined benefit under which we will pay supplemental pension benefits to certain key employees upon retirement. Benefits are based on a formula that includes participants’ past and future earnings and years of service with Heritage Financial Group and its subsidiaries. Mr. Dorminey, Ms. Slappey and Ms. Burdette are all participants under this supplemental retirement plan. Mr. Smith is not a participant.
     401(k) Savings Plan. We offer our employees a 401(k) plan, which is a qualified, tax-exempt savings plan with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code. All salaried employees who have attained age 21 and completed three months of continuous employment, during which they worked at least 1,000 hours, are eligible to participate.
     Participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 100% of their annual salary, up to a maximum of $15,000. We match each contribution in an amount equal to 50% of the participant’s 401(k) deferrals for the year up to 4% of their salary. All contributions made by participants are before-tax contributions. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year after a two year period over a five-year period commencing after one year of employment with Heritage Financial Group and its subsidiaries. However, in the event of retirement at age 65 or older, permanent disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon, regardless of the number of years of employment with Heritage Financial Group and its subsidiaries.
     Participants may invest amounts contributed to their 401(k) plan accounts in one or more investment options available under the 401(k) plan. Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator. Each participant receives a quarterly statement that provides information regarding, among other things, the market value of all investments and contributions made to the 401(k) plan on the participant’s behalf. Participants are permitted to borrow against their account balance in the 401(k) plan. For the year ended December, 31, 2005, HeritageBank of the South’s contribution to the 401(k) plan on behalf of Mr. Dorminey, Ms. Slappey, Ms. Burdette and Mr. Smith was $4,200, $4,092, $3,181 and $1,536, respectively.

     Employee Stock Ownership Plan. Heritage Financial Group adopted an ESOP for employees of Heritage Financial Group and HeritageBank of the South in June 2005. Employees of Heritage Financial Group and HeritageBank of the South who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the ESOP.
     The ESOP borrowed $4.4 million from the Company to purchase 3.92% of the common stock that was outstanding after completion of the offering. This loan will be repaid principally from Heritage Financial Group’s contributions to the ESOP over a period of 10 years, and the collateral for the loan will be the common stock purchased by the ESOP. The interest rate for the loan is the prime rate of interest. Heritage Financial Group may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders, upon the original issuance of additional shares by Heritage Financial Group or upon the sale of treasury shares by Heritage Financial Group. These purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from Heritage Financial Group. The timing, amount and manner of future contributions to the ESOP are affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.
     Shares purchased by the ESOP with loan proceeds are held in a suspense account and released to participants’ accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s compensation to the total compensation of all eligible ESOP participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount Heritage Financial Group might otherwise contribute to the ESOP. The account balances of participants within the ESOP become 100% vested after five years of service. Credit for eligibility and vesting is given for years of service prior to adoption of the ESOP. In the case of a “change in control,” as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. Heritage Financial Group’s contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.
     First Bankers Trust Company of Quincy, Quincy, Illinois serves as trustee of the ESOP. Under the ESOP, the trustee votes all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given.
     Under generally accepted accounting principles, any third party borrowing by the ESOP be reflected as a liability on Heritage Financial Group’s statement of financial condition. Since the ESOP has borrowed from Heritage Financial Group, such obligation is not treated as a liability, but is excluded from stockholders’ equity. When the ESOP purchases newly issued shares from Heritage Financial Group, total stockholders’ equity neither increases nor decreases, but per share stockholders’ equity and per share net earnings decreases as the newly issued shares are allocated to the ESOP participants.
     Other Stock Benefit Plans. At this meeting, we are presenting an equity incentive plan for the benefit of selected directors, officers and employees. See Proposal 2. If this plan is approved, and awards are granted under the plan, it will have a dilutive effect on Heritage Financial Group’s shareholders and will impact Heritage Financial Group’s net income and stockholders’ equity, although the actual results cannot be determined until the plan is implemented.

     Employment Agreements for Executive Officers. We currently have employment agreements with Mr. Dorminey, Ms. Slappey and Ms. Burdette, each of which provides for a five-year term that is extended on a daily basis. Under the employment agreements, the initial salary levels were $253,784, $156,020 and $121,784 for each of the above-named officers, respectively. In addition, the amount of salary provided for under the agreements is reviewed by the board of directors annually. The agreements also provide for equitable participation by the officers in our employee benefit plans. If, other than in connection with a change in control of Heritage Financial Group or HeritageBank of the South, the officer’s employment is terminated without cause or by the officer following a material reduction of his or her duties and responsibilities, the officer will continue to be paid his or her then current salary and continue to be provided his or her employee benefits for the remaining term of the agreement.
     In the event that the officer’s employment is terminated in connection with a change in control of Heritage Financial Group or HeritageBank of the South, these agreements also provide for severance payments and other benefits. The value of the severance benefits for a termination in connection with a change in control is a payment equal to three times the officer’s annual compensation as of the date of termination. The employment agreements also contain a “gross-up” provision pursuant to which the officer will be provided additional payments in the event that any payments or benefits provided or to be provided to the officer under the agreement are subject to an excise tax penalty under Section 4999 of the Internal Revenue Code. We, or our acquiror, would not be able to deduct as an expense the amount of the payments or benefits subject to the excise tax penalty. The “gross-up” provision is intended to provide the officer on an after-tax basis with 100% of the penalty tax paid, if any, on the change in control payments or benefits and 100% of any penalty tax payable as a result of the gross-up payment. Assuming that a change in control had occurred at December 31, 2005, Mr. Dorminey, Ms. Slappey and Ms. Burdette would be entitled to payments of approximately $862,852, $530,471 and $414,066, respectively.

PROPOSAL 2
APPROVAL OF HERITAGE FINANCIAL GROUP
2006 EQUITY INCENTIVE PLAN
Purpose
     The purpose of the Heritage Financial Group 2006 Equity Incentive Plan (“Incentive Plan”) is to promote the long-term success of Heritage Financial Group and increase shareholder value by:
•	attracting and retaining key employees and directors;

•	encouraging directors and key employees to focus on long-range objectives; and

•	further linking the interests of directors, officers and employees directly to the interests of the shareholders.
In furtherance of these objectives, our board of directors has adopted the Incentive Plan, subject to approval by the shareholders at this annual meeting.
     The Incentive Plan will allow Heritage Financial Group to grant or award stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of Heritage Financial Group or the Bank. The Incentive Plan will become effective as of the date it is approved by the shareholders.
     A summary of the Incentive Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Incentive Plan, a copy of which is attached to this document as Appendix C. We believe the Incentive Plan complies with the requirements of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the Incentive Plan in any manner.
     If the plan is approved, and awards are granted under the Incentive Plan, it will have a dilutive effect on Heritage Financial Group’s shareholders and will impact Heritage Financial Group’s net income and stockholder’s equity, although the actual results cannot be determined until the plan is implemented.
Administration of the Incentive Plan
     The Incentive Plan will be administered by the Compensation Committee of Heritage Financial Group, which shall consist of at least two members, each of whom must be a “Non-Employee Director” and an “Outside Director,” as those terms are described in the Incentive Plan. The Compensation Committee will:
•	select persons to receive stock options, stock appreciation rights and restricted stock awards from among the eligible participants;

•	determine the types of awards and the number of shares to be awarded to participants;

•	set the terms, conditions and provisions of the stock options or stock appreciation rights and restricted stock awards consistent with the terms of the Incentive Plan; and

•	establish rules for the administration of the Incentive Plan.
The Compensation Committee has the power to interpret the Incentive Plan and to make all other determinations necessary or advisable for its administration.

     In granting awards under the Incentive Plan, the Compensation Committee will consider, among other factors, the position and years of service of the individual, the value of the individual’s services to Heritage Financial Group and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.
Number of Shares That May Be Awarded
     The aggregate number of shares of common stock of Heritage Financial Group reserved and available for issuance under the Incentive Plan is 771,149, which represents 6.86% of the total outstanding shares and 22.86% of the total shares held by shareholders other than Heritage, MHC. The fair market value of such             shares is $ 12.30, based on the closing price of the common stock of Heritage Financial Group on March 31, 2006. Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the Incentive Plan count against this total number of shares available under the Incentive Plan. The 771,149 shares of Heritage Financial Group common stock available under the Incentive Plan are subject to adjustment in the event of certain business reorganizations.
     The Incentive Plan provides for the use of authorized but unissued shares or treasury shares to fund awards. Treasury shares are previously issued shares of Heritage Financial Group common stock that are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund awards under the Incentive Plan with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund awards under the plan, the awards will have the effect of diluting the holdings of persons who own our common stock. Assuming all awards under the Incentive Plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 6.42%.
     Under the Incentive Plan, the Compensation Committee may grant stock options and stock appreciation rights that, upon exercise, result in the issuance of 550,821 shares of Heritage Financial Group common stock. This amount represents 10.0% of the maximum amount of Heritage Financial Group common stock that could have been sold to the public in a mutual holding company reorganization based on an independent appraisal firm’s valuation of the Company. This amount also represents 4.9% of the total outstanding shares and 16.3% of the total shares held by minority shareholders. The Incentive Plan also provides that no person may be granted stock options and stock appreciation rights with respect to more than 137,705 shares of Heritage Financial Group common stock.
     Under the Incentive Plan, the Compensation Committee may grant restricted stock and restricted stock units for an aggregate of 220,328 shares of Heritage Financial Group common stock. This amount represents 4% of the maximum amount of shares that could have been sold in our initial public offering under federal regulations, based on the valuation of an independent appraiser. This amount also represents 1.96% of the total outstanding shares and 6.53% of the total shares issues to minority shareholders. The Incentive Plan also provides that no person may be granted restricted stock or restricted stock units for more than 55,082 shares of Heritage Financial Group.
Eligibility to Receive Awards
     The Compensation Committee may grant awards under the Incentive Plan to directors, advisory directors, officers and employees of Heritage Financial Group and its subsidiaries. The Compensation Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted. There are currently 130 individuals who are eligible to receive awards under the Incentive Plan.

Terms and Conditions of Awards Under the Incentive Plan
     Stock Options. The Compensation Committee may grant stock options to purchase shares of Heritage Financial Group common stock at a price that is not be less than the fair market value of the common stock on the date the option is granted. The fair market value is the last sale price as quoted on the Nasdaq National Market.
     Stock options may not be exercised later than 10 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Incentive Plan to officers and employees may be designated as “incentive stock options.” Incentive stock options may not be exercised later than 10 years after the grant date. Options that are not designated and do not otherwise qualify as incentive stock options are referred to in this document as “non-qualified stock options.”
     The Compensation Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made. All stock options granted must vest over at least five years. Unless otherwise determined by the Compensation Committee or set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock option by its terms if sooner. Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.
     Stock options granted and outstanding will require an expense accrual by Heritage Financial Group each quarter based on the anticipated value of the options. This valuation is based on a number of factors, including the vesting period for the options, the exercise price and the fair market value of the common stock.
     Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights, which give the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date the right is granted. Upon the exercise of a stock appreciation right, the holder will receive the amount due in shares of Heritage Financial Group common stock. Stock appreciation rights may be related to stock options (“tandem stock appreciation rights”), in which case the exercise of one award will reduce to that extent the number of shares represented by the other award. Stock appreciation rights may not be exercised later than 10 years after the grant date.
     Unless otherwise determined by the Compensation Committee or set forth in the written award agreement evidencing the grant of the stock appreciation right, upon termination of service of the participant for any reason other than for cause, all stock appreciation rights then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock appreciation right by its terms if sooner.
     The Compensation Committee will determine the time or times at which a stock appreciation right may be exercised in whole or in part, however, except as described under “Acceleration of Vesting,” all rights granted must vest over at least a five years.
     Stock appreciation rights will require an expense accrual by Heritage Financial Group each year for the appreciation on the stock appreciation rights that it anticipates will be exercised. The amount of the accrual is dependent upon whether, and the extent to which, the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

     Restricted Stock Awards. The Compensation Committee is authorized to grant restricted stock, which are shares of Heritage Financial Group common stock subject to forfeiture and limits on transfer until the shares vest, and restricted stock units, which are rights to receive shares of Heritage Financial Group common stock subject to similar limits as on restricted stock.
     The Compensation Committee will establish a restricted period of at least five years, subject to acceleration as described under “Acceleration of Vesting,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.
     During the vesting period the recipient of restricted stock will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to those shares. No such rights apply to restricted stock units, until shares are issued for those units. Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.
     The Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the Incentive Plan, upon which a restricted stock award shall be granted.
Acceleration of Vesting
     Upon a change in control of Heritage Financial Group or upon the termination of the award recipients’ service due to death or disability, all unvested awards under the Incentive Plan vest as of the date of that change in control or termination.
     Subject to compliance with applicable federal regulations, the Compensation Committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant date.
Forfeiture of Awards
     If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested award will be forfeited by the holder. Upon any termination of service for cause, all stock options or stock appreciation right, not previously exercised shall be forfeited immediately by the holder.
Transferability of Awards
     Stock options, stock appreciation rights, and unvested restricted stock awards may be transferred only upon the death of the holder to whom it was awarded, by will or the laws of inheritance. Stock options and stock appreciation rights may be transferred during the lifetime of the holder to whom it was awarded only pursuant to a qualified domestic relations order.

Amendment and Termination of the Incentive Plan
     The Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted. The board of directors may at any time amend, suspend or terminate the Incentive Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the Incentive Plan that will: (a) increase the aggregate number of securities that may be issued under the Incentive Plan, except as specifically set forth under the plan; (b) materially increase the benefits accruing to participants under the Incentive Plan; (c) materially change the requirements as to eligibility for participation in the Incentive Plan; or (d) change the class of persons eligible to participate in the Incentive Plan. No amendment, suspension or termination of the Incentive Plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.
Federal Income Tax Consequences
     Under current federal tax law, the non-qualified stock options granted under the Incentive Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Heritage Financial Group. Upon the exercise of a non-qualified stock option, the excess of the market value of the             shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Heritage Financial Group. The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.
     Neither the grant nor the exercise of an incentive stock option under the Incentive Plan will result in any federal tax consequences to either the optionee or Heritage Financial Group, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Heritage Financial Group. will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.
     The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Heritage Financial Group will be entitled to a corresponding deduction.
     Recipients of shares granted under the Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the Incentive Plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Benefits to Named Executive Officers and Others
     No award under the Incentive Plan will be granted by the Compensation Committee until after the plan is approved by shareholders. All awards will be made at the sole discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Incentive Plan in the future. Heritage Financial Group did not maintain any other equity compensation plan that awarded stock options, stock appreciation rights and restricted stock in 2005.
Vote Required for Approval
     The affirmative vote of a majority of the shares cast at the meeting and the affirmative vote of a majority of the shares cast, excluding votes eligible to be cast by Heritage, MHC, are required to approve the Incentive Plan.
Your Board of Directors recommends that you vote “FOR” this proposal.
PROPOSAL 3
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS
     The Audit Committee has appointed Mauldin & Jenkins, LLC, as the independent public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. In making its determination to appoint Mauldin as the Company’s independent auditors for the 2006 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Mauldin, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Mauldin is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Mauldin.
     A representative of Mauldin is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAULDIN & JENKINS, LLC AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.
CERTAIN TRANSACTIONS
     Like many financial institutions, HeritageBank of the South has followed a policy of granting loans to our officers, directors and employees, which fully complies with applicable federal and state regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-officer employees prevailing at the time, in accordance with our underwriting guidelines. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2005, loans to directors and executive officers totaled $969,576 million.

FINANCIAL STATEMENTS AND ANNUAL REPORT
     Heritage Financial Group’s annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Heritage Financial Group. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.
     In addition, a copy of Heritage Financial Group’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005, is available to each record and beneficial owner of Heritage Financial Group’s common stock without charge upon written request to the Secretary, Heritage Financial Group, 310 W. Oglethorpe Boulevard, Albany, Georgia, 31701.
SHAREHOLDER PROPOSALS
     In order to be eligible for inclusion in Heritage Financial Group’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Heritage Financial Group’s main office at 310 W. Oglethorpe Boulevard, Albany, Georgia, 31701, no later than December 10, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation’s proxy materials, but otherwise meets the Corporation’s eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation’s main office no later than five days before the date of the 2007 annual meeting of shareholders.
OTHER MATTERS
     We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

APPENDIX A
Adopted: 3/16/05
Charter of the Audit Committee
of the Board of Directors of
Heritage Financial Group
I. Statement of Policy
     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Heritage Financial Group (the “Corporation”) to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation’s financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation’s compliance with legal and regulatory requirements; the annual independent audit of the Corporation’s financial statements; the independent auditors’ qualifications and independence; the performance of independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation’s expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.
In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation’s management is responsible for preparing the Corporation’s financial statements. The independent auditors are responsible for auditing the Corporation’s annual financial statements and reviewing the Corporation’s quarterly financial statements prior to the filing of the Corporation’s annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).
II. Committee Composition and Meetings
     The Committee shall be comprised of two or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the Nasdaq and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an “audit committee financial expert,” as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.
     The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee periodically shall meet separately with management and with the independent auditors to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee also may meet separately with regulatory examiners.
III. Committee Duties, Responsibilities and Processes
     The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with: (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation; or (c) the laws of its jurisdiction of incorporation.
     As part of its oversight responsibility, the Committee shall:
     Review Procedures
1.	Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

2.	Prior to the filing of quarterly and annual reports on Forms 10-Q and 10-K, review and discuss with management and the independent auditors: (i) the Corporation’s quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation’s consolidated financial statements, including disclosures under “Management’s Discussion and Analysis or Plan of Operation;” (iii) the results of the independent auditors’ reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors’ report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation’s accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation’s Annual Report on Form

10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

3.	Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management’s response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

4.	Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements. In consultation with management, the independent auditors monitor the integrity and effectiveness of the Corporation’s financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures, and review significant findings relating to the foregoing prepared by the independent auditors, together with management’s responses and follow-up to these reports.

5.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation’s Code of Business Conduct and Ethics.

Independent Auditors and Other External Services

6.	The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

7.	Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

8.	Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

9.	Review the audit plan of the independent auditors — discuss scope, staffing, timing, estimated and actual fees, reliance upon management and general audit approach.

10.	Set clear hiring policies for employees or former employees of the independent auditors.

Other Committee Responsibilities

11.	Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

12.	Maintain minutes of meetings and report regularly to the Board on the Committee’s activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, and the performance and independence of the independent auditors.

13.	Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term “related party transactions” shall refer to transactions required to be disclosed pursuant to SEC Regulation S-B, Item 404.

14.	Review with the Corporation’s chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation’s financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

15.	Review disclosures made to the Committee by the Corporation’s CEO and CFO during their certification process for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

16.	Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

17.	Perform any other activities consistent with this Charter, the Corporation’s bylaws or governing law as the Committee or the Board deems necessary or appropriate.
IV. Funding
     The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B
Adopted: 3/16/05
Charter of the Nominating Committee
of the Board of Directors of
Heritage Financial Group
I. Statement of Policy
     The Nominating Committee (the “Committee”) shall be appointed by the Board of Directors (the “Board”) of Heritage Financial Group (the “Corporation”) for the purpose of: (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.
II. Committee Composition and Meetings
     The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the “Nasdaq”) listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.
III. Committee Duties, Responsibilities and Process
     The Committee will cause to be kept adequate minutes of all its proceedings and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with: (a) any provision of this Charter; (b) any provision of the Bylaws of the Corporation; or (c) the laws of its jurisdiction of incorporation.
     The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.
     The Committee shall have the following responsibilities:
1.	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

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2.	Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation’s Charter and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

3.	Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Charter and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

4.	Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

5.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.
IV. Investigations and Studies; Outside Advisers
     The Committee may conduct or authorize studies of or investigations into matters within the Committee’s scope of responsibilities and may retain, at the Corporation’s expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation’s regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm’s fees and retention terms, which fees shall be borne by the Corporation.

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APPENDIX C
HERITAGE FINANCIAL GROUP
2006 EQUITY INCENTIVE PLAN

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Heritage Financial Group
2006 Equity Incentive Plan
ARTICLE I
PURPOSE
     Section 1.1 General Purpose of the Plan.
     The purpose of the Plan is to promote the long-term growth and profitability of Heritage Financial Group, to provide directors, advisory directors, officers and employees of Heritage Financial Group and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Heritage Financial Group.
ARTICLE II
DEFINITIONS
     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
     Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.
     Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.
     Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.
     Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant’s death.
     Board means the Board of Directors of Heritage Financial Group and any successor thereto.
     Change in Control means any of the following events:
     (a) any third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;
     (b) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board;
     (c) the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or
     (d) a tender offer or exchange offer for 25% or more of the total outstanding Shares of the Company is commenced (other than such an offer by the Company).
     Code means the Internal Revenue Code of 1986, as amended from time to time.
     Committee means the Committee described in Article IV.
     Company means Heritage Financial Group, a federal corporation, and any successor thereto.
     Disability means a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Notwithstanding the above, the term Disability in connection with Incentive Stock Options shall have the meaning specified in Section 22(e)(3) of the Code.
     Effective Date means                      ___, 200_, the date on which the Plan is approved by the stockholders of Heritage Financial Group.
     Exchange Act means the Securities Exchange Act of 1934, as amended.
     Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.
     Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.
     Fair Market Value means, with respect to a Share on a specified date:
     (a) If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;
     (b) If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the

Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and
     (c) In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.
     Family Member means with respect to any Participant:
     (a) the lineal ascendants and lineal descendants of such Participant or his spouse, or any one or more of them, or
     (b) an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants or lineal descendants of such Participant or his spouse, or wholly owned jointly by one or more of them and the Participant.
     Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.
     Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.
     Option means either an Incentive Stock Option or a Non-Qualified Stock Option.
     Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.
     Participant means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.
     Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.
     Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
     Plan means the Heritage Financial Group 2006 Equity Incentive Plan, as amended from time to time.
     Qualified Domestic Relations Order means a Domestic Relations Order that:
     (a) clearly specifies:

          (i) The name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order;
          (ii) the amount or percentage of the Option Holder’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order;
          (iii) the number of payments or the period to which such Domestic Relations Order applies; and
          (iv) the name of this Plan; and
     (b) does not require the payment of a benefit in a form or amount that is:
          (i) not otherwise provided for under the Plan; or
          (ii) inconsistent with a previous Qualified Domestic Relations Order.
For the purposes of this Plan, a “Domestic Relations Order” means a judgment, decree or order, including the approval of a property settlement, that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant.
     Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.
     Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory director, officer or employee of the Company or any Affiliate.
     Share means a share of common stock, par value $.01 per share, of Heritage Financial Group.
     Share Unit means the right to receive a Share at a specified future date.
     Stock Appreciation Right means the right to receive a payment in Shares measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.
     Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.
     Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

     Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.
ARTICLE III
AVAILABLE SHARES
     Section 3.1 Shares Available Under the Plan.
     Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 771,149 Shares. Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.
     Section 3.2 Shares Available for Options and Stock Appreciation Rights.
     Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 550,821 Shares, and the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be 137,705 Shares.
     Section 3.3 Shares Available for Restricted Stock Awards.
     Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 220,328 Shares and the maximum aggregate number of Shares which may be issued upon award or vesting of Restricted Stock Awards to any one individual in any calendar year shall be 55,082.
     Section 3.4 Additional OTS Restrictions.
     As long as the Plan is subject to OTS regulations as applicable on the Effective Date, subject to adjustment under Article IX, the following additional restrictions shall apply:
     (a) No Participant shall receive Options and Stock Appreciation Rights with respect to more than 137,705 Shares.
     (b) No Participant shall receive Restricted Stock Awards with respect to more than 55,082 Shares.
     (c) No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Options and Stock Appreciation Rights with respect to more than 27,541 Shares, and all such directors and advisory directors as a group shall not receive Options and Stock Appreciation Rights with respect to more than 165,246 Shares.

     (d) No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Restricted Stock Awards with respect to more than 11,016 Shares, and all such directors and advisory directors as a group shall not receive Restricted Stock Awards with respect to more than 66,098 Shares.
     (e) No Award may vest beginning earlier than one year from the Effective Date of the Plan and all Awards shall vest in annual installments of not more than 20% of the total Award.
     Section 3.5 Computation of Shares Issued.
     For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award. Any Award subsequently forfeited, in whole or in part, shall not be considered issued.
ARTICLE IV
ADMINISTRATION
     Section 4.1 Committee.
     (a) The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.
     (b) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.
     (c) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
     Section 4.2 Committee Powers.
     Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

     (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;
     (b) with the consent of the Participant, to the extent deemed necessary by the Committee, amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;
     (c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and
     (d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.
     All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
ARTICLE V
STOCK OPTIONS
     Section 5.1 Grant of Options.
     (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares. An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. Only employees of the Company or its Affiliates may receive Incentive Stock Options.
     (b) Any Option granted shall be evidenced by an Award Agreement which shall:
          (i) specify the number of Shares covered by the Option;
          (ii) specify the Exercise Price;
          (iii) specify the Exercise Period;
          (iv) specify the Vesting Date; and
          (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
     Section 5.2 Size of Option.
     Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

     Section 5.3 Exercise Price.
     The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.
     Section 5.4 Exercise Period.
     The Exercise Period during which an Option may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:
     (a) the date specified by the Committee in the Award Agreement;
     (b) the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;
     (c) the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;
     (d) as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or
     (e) the last day of the ten-year period commencing on the date on which the Option was granted.
     An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.
     Section 5.5 Vesting Date.
     (a) The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.
     (b) Unless otherwise determined by the Committee and specified in the Award Agreement:
          (i) if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Option shall be forfeited without consideration;
          (ii) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and
          (iii) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

     Section 5.6 Additional Restrictions on Incentive Stock Options.
     An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:
     (a) Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.
     (b) Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised. Such sale shall disqualify the Option as an Incentive Stock Option.
     (c) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000.
     (d) Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.
     Section 5.7 Method of Exercise.
     (a) Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:
          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;
          (ii) delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and
          (iii) satisfying such other conditions as may be prescribed in the Award Agreement.

     (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:
          (i) in cash (by certified or bank check or such other instrument as the Company may accept); or
          (ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
          (iii) by a combination thereof.
Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.
     (c) When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.
     Section 5.8 Limitations on Options.
     (a) An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

     (b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
          (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
          (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
     (c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the Option Holder’s estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.
     Section 5.9 Prohibition Against Option Repricing.
     Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Option or Award.
ARTICLE VI
STOCK APPRECIATION RIGHTS
     Section 6.1 Grant of Stock Appreciation Rights.
     (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.
     (b) Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

          (i) specify the number of Shares covered by the Stock Appreciation Right;
          (ii) specify the Exercise Price;
          (iii) specify the Exercise Period;
          (iv) specify the Vesting Date;
          (v) specify that the Stock Appreciation Right shall be settled in Shares; and
          (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
     Section 6.2 Size of Stock Appreciation Right.
     Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.
     Section 6.3 Exercise Price.
     The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.
     Section 6.4 Exercise Period.
     The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:
     (a) the date specified by the Committee in the Award Agreement;
     (b) the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;
     (c) the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;
     (d) as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or
     (e) the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.
     A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

     Section 6.5 Vesting Date.
     (a) The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.
     (b) Unless otherwise determined by the Committee and specified in the Award Agreement:
          (i) if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Award shall be forfeited without consideration;
          (ii) if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and
          (iii) if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.
     Section 6.6 Method of Exercise.
     (a) Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:
          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and
          (ii) satisfying such other conditions as may be prescribed in the Award Agreement.
     (b) When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised. The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

     Section 6.7 Limitations on Stock Appreciation Rights.
     (a) A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
     (b) The Company’s obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
          (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
          (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
     (c) A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder’s death shall be transferred to the Stock Appreciation Right Holder’s estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

     Section 6.8 Prohibition Against Stock Appreciation Right Repricing.
     Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.
ARTICLE VII
RESTRICTED STOCK AWARDS
     Section 7.1 In General.
     (a) Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:
          (i) the number of Shares or Share Units covered by the Restricted Stock Award;
          (ii) the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;
          (iii) the date of grant of the Restricted Stock Award;
          (iv) the Vesting Date for the Restricted Stock Award;
          (v) as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and
          (vi) as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;
and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
     (b) All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant and held by the Committee, together with an irrevocable stock power executed by the Participant in favor of the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award. The certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:
The common stock evidenced hereby is subject to the terms of an Award Agreement between Heritage Financial Group and [Name of Participant] dated [Award Date] made pursuant to the terms of the Heritage Financial Group 2006 Equity Incentive Plan, copies of which are on file at the executive offices of Heritage Financial Group, and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify.
     (c) Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Participant, only to the Participant.
     Section 7.2 Vesting Date.
     (a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.
     (b) Unless otherwise determined by the Committee and specified in the Award Agreement:
          (i) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares or Share Units shall be forfeited without consideration;
          (ii) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and
          (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.
     Section 7.3 Dividend Rights.
     Unless otherwise set forth in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.
     Section 7.4 Voting Rights.
     Unless otherwise set forth in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

     Section 7.5 Designation of Beneficiary.
     A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.
     Section 7.6 Manner of Distribution of Awards.
     The Company’s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
ARTICLE VIII
SPECIAL TAX PROVISION
     Section 8.1 Tax Withholding Rights.
     Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.
ARTICLE IX
AMENDMENT AND TERMINATION
     Section 9.1 Termination
     The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

     Section 9.2 Amendment.
     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. To the extent OTS regulations are changed subsequent to the Effective Date, the Board shall have the right but not the obligation, to amend or revise the Plan without shareholder approval to conform to the revised regulations.
     Section 9.3 Adjustments in the Event of Business Reorganization.
     In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
          (i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;
          (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and
          (iii) the Exercise Price of Options and Stock Appreciation Rights.
     In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
ARTICLE X
MISCELLANEOUS
     Section 10.1 Status as an Employee Benefit Plan.
     This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.
     Section 10.2 No Right to Continued Employment.
     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company. The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.
     Section 10.3 Construction of Language.
     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.
     Section 10.4 Governing Law.
     The Plan shall be construed, administered and enforced according to the laws of the State of Georgia without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
     Section 10.5 Headings.
     The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.
     Section 10.6 Non-Alienation of Benefits.
     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.
     Section 10.7 Notices.
     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
          (a) If to the Committee:
Heritage Financial Group
310 W. Oglethorpe Blvd.
Albany, GA 31705
Attention: Corporate Secretary
          (b) If to a Participant, to such person’s address as shown in the Company’s records.
          Section 10.8 Approval of Shareholders.
          The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

REVOCABLE PROXY
HERITAGE FINANCIAL GROUP
ANNUAL MEETING OF SHAREHOLDERS
May 17, 2006
     The undersigned hereby appoints the members of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Heritage Financial Group, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”), to be held at the Hilton Garden Inn, 101 S. Front Street, Albany, Georgia 31701, on May 17, 2006, at 10:00 a.m. local time and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
     Should a director nominee be unable to serve as a director, an event that Heritage Financial Group does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

		VOTE	VOTE
		FOR	WITHHELD

1.	The election as directors of all nominees listed below (except as marked to the contrary below).	☐	☐

O. Leonard Dorminey
Antone D. Lehr

Instructions: To vote for all nominees mark the box “FOR” with an “X”. To withhold your vote for an individual nominee mark the box “FOR” with an “X” and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box “VOTE WITHHELD” with an “X”.

		VOTE	VOTE
		FOR	AGAINST	ABSTAIN

2.	The approval of the Heritage Financial Group 2006 Equity Incentive Plan.	☐	☐	☐

3.	The ratification of the appointment of Mauldin & Jenkins, LLC as auditors of Heritage Financial Group for the fiscal year ending December 31, 2006.	☐	☐	☐

4.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     This proxy may be revoked at any time before it is voted by delivering to the Secretary of Heritage Financial Group, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Heritage Financial Group common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
     The undersigned acknowledges receipt from Heritage Financial Group, prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement and Heritage Financial Group’s 2005 Annual Report to Shareholders.

Dated: , 2006

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.